OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2017
Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22004

Voya Asia Pacific High Dividend Equity Income Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd.
Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 28, 2015

Voya Asia Pacific High Dividend Equity Income Fund

E-Delivery Sign-up — details inside

This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IAE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific companies. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies and/or exchange-traded funds.

For the year ended February 28, 2015, the Fund made quarterly distributions totaling $1.28 per share, which were characterized as $0.93 per share return of capital and $0.35 per share of net investment income.*

Based on net asset value (“NAV”), the Fund provided a total return of 8.84% for the year ended February 28, 2015.(1)(2) This NAV return reflects a decrease in the Fund’s NAV from $13.34 on February 28, 2014 to $13.10 on February 28, 2015, after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 6.53% for the year ended February 28, 2015.(2)(3) This share price return reflects a decrease in the Fund’s share price from $12.37 on February 28, 2014 to $11.89 on February 28, 2015, after taking into account the quarterly distributions noted above.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.

Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

Voya Family of Funds

April 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and net asset values per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.
(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.
(2)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.
(3)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

1

Market Perspective: Year Ended February 28, 2015

As our fiscal year started, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had just recovered from a 5% slump after ending 2013 at a record high. The Index endured more wide swings late in 2014 before surging in February 2015 to end up 14.69% for the fiscal year. (The Index returned 7.87% for the one year ended February 28, 2015, measured in U.S. dollars.)

A cold and snowy winter depressed hiring and other key statistics like durable goods orders and home sales early in 2013. But with the improvement in the season came a pick-up in U.S. economic data. Employment reports looked steadily better and the unemployment rate fell below 6%. The February bulletin marked the eleventh consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled expansion at mostly healthy rates. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million in 6 out of 12 months. The rate of increase in the S&P/Case-Shiller 20-City Composite Home Price Index had slowed to mid-single digits, but the final report in February showed a modest acceleration. The most widely watched measures of consumer confidence touched multi-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but rebounded to 5.0% in the third, before pulling back to 2.2% in the fourth.

Yet concerns periodically surfaced about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish, near 2% annually. The U.S. Federal Reserve Board’s (“Fed’s”) monthly Treasury and mortgage-backed securities purchases ended as expected in October. But by then the Fed’s balance sheet had increased fivefold over six years to $4.5 trillion and the aftermath of any attempt to bring the total down was far from clear.

Outside of the U.S., growth in China decelerated to 7.4% in 2014, the slowest since 1990, which weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in the consumption tax and the rebound to growth of 2.2% annualized was a disappointment. But it was the euro zone that was the most problematic. Growth was barely visible in the second and third quarters. Unemployment seemed stuck above 11.0%, while deflation emerged in December. At last, in late January, the European Central Bank (“ECB”) announced quantitative easing of  €60 billion per month until at least September 2016, despite German opposition. Against this, a new government was elected in Greece with a mandate to ease the terms of its bailout and roll back reforms. Finally oil prices halved between June and December. Was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the later months. The Index actually reached a new peak on September 19, but by October 16 fell 8%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 10% to end the fiscal year 0.1% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 20.78% over the fiscal year; the Barclays U.S. Treasury Bond sub-index just 4.40% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.05%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.54%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned only 2.81%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds, after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 15.51% in the fiscal year, ending 0.38% below its all-time high. The health care sector was the top performer, returning 23.51%; not surprisingly the only loser was energy, which dropped 7.23% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time. Both retreated in the last quarter.

In currencies, the dollar gained ground against most other currencies over the year. The dollar surged 23.28% against the euro, as the U.S. ended quantitative easing just as the ECB embarked on it, and 17.51% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into stocks (including non-yen) for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 8.47%, on the pound. The UK has a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index jumped 27.60% in the fiscal year, boosted in the case of Japan’s large exporters by the falling yen, by continued quantitative easing and by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 16.01%. The poor economic data were ultimately trumped by the prospect of quantitative easing, which was expected to be highly supportive of the prices of risky financial assets, judging from the experience of the U.S. and Japan. The MSCI UK® Index was much weaker, edging up 5.38%. Nearly half of this index is comprised of 14 names, mostly global banking, energy, pharmaceuticals and materials companies, not particularly representative of an improving economy, which made a combined negative contribution for the year.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Voya Asia Pacific High Dividend Equity Income Fund	Portfolio Managers’ Report

Geographic Diversification as of February 28, 2015 (as a percentage of net assets)

China	23.4%
Australia	22.9%
South Korea	13.4%
Taiwan	10.8%
Hong Kong	10.2%
India	7.5%
Malaysia	3.1%
Singapore	2.9%
Indonesia	1.9%
Thailand	1.1%
United Kingdom	1.0%
Assets in Excess of Other Liabilities	1.8%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end fund with the investment objective of total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of dividend yielding equity securities of Asia Pacific companies. For purposes of the Fund’s investments, issuers in Asia Pacific countries are those that meet one or more of the following factors: (i) whose principal securities trading markets are in Asia Pacific countries; (ii) that derive at least 50% of their total revenue or profit from either goods produced or sold, investments made or services performed in Asia Pacific countries; (iii) that have at least 50% of their assets in Asia Pacific countries; or (iv) that are organized under the laws of, or with principal offices in, Asia Pacific countries.

The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies and/or exchange-traded funds (“ETFs”).

Portfolio Management: The Fund is managed by Manu Vandenbulck, Robert Davis, Nicholas Simar and Willem van Dommelen, Portfolio Managers of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Equity Portfolio Construction and Option Strategy: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, Asia Pacific companies that are listed and traded principally on Asia Pacific exchanges. The Sub-Adviser seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI All Country Asia Pacific ex-Japan® Index.

Top Ten Holdings as of February 28, 2015 (as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	3.0%
Samsung Electronics Co., Ltd.	2.4%
BHP Billiton Ltd.	2.2%
AIA Group Ltd.	2.0%
Toll Holdings Ltd.	1.7%
China Construction Bank	1.7%
Industrial and Commercial Bank of China Ltd.	1.7%
Hutchison Telecommunications Hong Kong Holdings Ltd.	1.5%
MTR Corp.	1.4%
CLP Holdings Ltd.	1.4%

Portfolio holdings are subject to change daily.

The Fund will invest in approximately 60 to 120 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental analysis. Quantitative screening narrows the investable universe by focusing on primarily two criteria, liquidity and dividend yield. Screens are employed based on market capitalization, dividend yield and average daily volumes thresholds. The screening process reduces the number of names that undergo further bottom-up analysis. Fundamental factors are used to evaluate dividend sustainability, valuation and growth prospects in order to identify the highest conviction stocks from the investable universe. During this process, stocks are reviewed in detail for cash flow strength, capital structure, capital expenditures and operating margins.

The Fund also employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies and/or ETFs, with the underlying value of such calls generally representing 0% to 50% of the value of its holdings in equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices and/or equity securities of Asia Pacific companies and/or ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.

Performance: Based on net asset value (“NAV”) as of February 28, 2015, the Fund provided a total return of 8.84% for the period(1). This NAV return reflects a decrease in its NAV from $13.34 on February 28, 2014 to $13.10 on February 28, 2015, after taking into account the quarterly distributions. Based on its share price as of February 28, 2015, the Fund provided a total return of 6.53% for the period(1). This share price return reflects a decrease in its share price from $12.37 on February 28, 2014 to $11.89 on February 28, 2015, after taking into account the quarterly distributions. To reflect the strategic emphasis of the Fund, the equity portfolio uses the MSCI All Country Asia Pacific ex-Japan® Index as a reference index. The MSCI All Country Asia Pacific ex-Japan® Index (a market weighted equity index without any style tilt and without call option writing) returned 8.52% for the reporting period. During the year, the Fund made quarterly distributions totaling $1.28 per share, which were characterized as $0.93 per share return of capital and $0.35 per share of net investment income(2). As of February 28, 2015, the Fund had 12,651,007 shares outstanding.

4

Portfolio Managers’ Report	Voya Asia Pacific High Dividend Equity Income Fund

Portfolio Specifics: For the reporting period, the Fund outperformed its reference index thanks to positive security selection within the equity portfolio. The option portfolio detracted from results during the period, but not enough to offset the benefits of security selection.

Equity portfolio: Although there were worries about foreign exchange volatility and slowing growth, the overriding theme in Asia was reform. The reporting period saw several countries elect new leaders or take steps towards implementing structural changes. In this environment, there was a renewed focus on fundamentals. This was beneficial for our bottom-up stock picking strategy and we were able to outperform the reference index. The largest relative contributions came from stock selection in India, Hong Kong and South Korea. Country positioning relative to the index also contributed to performance, especially our overweights in Hong Kong, China and India. Our stock picking in Indonesia was the main detractor. Other detractors included an allocation to UK-listed, Asia-focused Standard Chartered Bank and an underweight of the Philippines.

Stock selection also provided the greatest sector level contributions. Foremost among these were industrials, followed by utilities and energy. The biggest detractions were attributed to selection among the financials and consumer staples. Sector allocation in the energy sector also was a significant drag on relative performance.

Option portfolio: During the reporting period call options were written against Asian/Pacific indices (ASX, KOSPI 200, TWSE and Hang Seng). The option portfolio consists of a basket of short-dated index options with a low tracking error to the shared reference index of the international equity portfolio, the MSCI All Country Asia Pacific ex-Japan® Index. The actual composition of the option basket may be adjusted to capitalize on the relative attractiveness of volatility premiums and market trading opportunities.

The options were generally sold having a maturity in the range of four to five weeks. The coverage ratio for the Asian Pacific portfolio was about 25%. Options were sold generally at-the-money and implemented in the over-the-counter market. During the reporting period most relevant markets were up in local currency terms. Overall, the option portfolio had a negative impact on overall return during the period.

Current Strategy and Outlook: We believe that in many emerging market countries newly elected politicians are trying to push through broad-based, structural reforms. The prospect of reform, in our opinion, has helped several key markets to re-rate; as a result, attractive valuations are becoming increasingly difficult to find. We believe that valuations remain attractive in China, despite evidence of concrete reforms. The Chinese government has clamped down on social issues such as corruption and air pollution, and is slowly transforming state-owned enterprises into commercial entities. At the same time, the authorities are working hard to resolve issues in the local banking system and pushing through financial sector reforms to make the country less dependent on traditional bank financing. We believe lower oil prices are generally positive for Asia — most countries are net energy importers — and should lead to improving current account balances and fiscal accounts. Still, we are cautious on the ASEAN region as we believe valuation support is less apparent, and remains at-risk from a rising U.S. dollar, rising interest rates or idiosyncratic country factors. In our opinion, corporate governance is weak in Korea and we are not convinced that “chaebol” restructuring will benefit shareholders in the form of larger dividend payments. We remain comfortable with not owning the popular internet-related stocks in the universe, since in our opinion their valuations are too high and at risk of earnings disappointment.

*	Effective August 31, 2014, Edwin Cuppen was removed as a portfolio manager of the Fund. Effective April 7, 2015, ING Investment Management Advisors B.V. will now be known as NNIP Advisors B.V.

(1)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

Voya Asia Pacific High Dividend Equity Income Fund

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of Voya Asia Pacific High Dividend Equity Income Fund, as of February 28, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the eight-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Asia Pacific High Dividend Equity Income Fund as of February 28, 2015, and the results of its operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the eight-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

April 24, 2015

6

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2015 (Unaudited)

ASSETS:
Investments in securities at fair value*	$162,754,741
Cash	3,284,296
Foreign currencies at value**	47,202
Receivables:
Dividends	587,047
Prepaid expenses	1,080
Other assets	3,646
Total assets	166,678,012
LIABILITIES:
Payable for investment management fees	131,596
Payable for administrative fees	12,533
Payable to trustees under the deferred compensation plan (Note 6)	3,646
Payable for trustee fees	863
Other accrued expenses and liabilities	156,857
Written options, at fair value^	615,671
Total liabilities	921,166
NET ASSETS	$165,756,846

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$189,719,650
Distributions in excess of net investment income	(321,523)
Accumulated net realized loss	(18,869,049)
Net unrealized depreciation	(4,772,232)
NET ASSETS	$165,756,846

* Cost of investments in securities	$167,472,690
** Cost of foreign currencies	$49,366
^ Premiums received on written options	$564,236

Net assets	$165,756,846
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	12,651,007
Net asset value	$13.10

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the year ended February 28, 2015

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,859,232
Total investment income	5,859,232

EXPENSES:
Investment management fees	1,958,261
Transfer agent fees	20,995
Administrative service fees	172,569
Shareholder reporting expense	24,426
Professional fees	62,893
Custody and accounting expense	145,940
Trustee fees	5,177
Miscellaneous expense	31,847
Total expenses	2,422,108
Net investment income	3,437,124

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	2,848,846
Foreign currency related transactions	3,905
Written options	(3,093,773)
Net realized loss	(241,022)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	8,675,317
Foreign currency related transactions	(1,908)
Written options	1,320,297
Net change in unrealized appreciation (depreciation)	9,993,706
Net realized and unrealized gain	9,752,684
Increase in net assets resulting from operations	$13,189,808

* Foreign taxes withheld	$478,576
^ Foreign taxes on sale of Indian investments	$76,530
# Foreign taxes accrued on Indian investments	$27,852

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
FROM OPERATIONS:
Net investment income	$3,437,124	$4,420,832
Net realized gain (loss)	(241,022)	12,083,272
Net change in unrealized appreciation (depreciation)	9,993,706	(32,184,913)
Increase (decrease) in net assets resulting from operations	13,189,808	(15,680,809)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,386,120)	(17,078,221)
Return of capital	(11,807,169)	—
Total distributions	(16,193,289)	(17,078,221)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	28,199
	—	28,199
Net increase in net assets resulting from capital share transactions	—	28,199
Net decrease in net assets	(3,003,481)	(32,730,831)

NET ASSETS:
Beginning of year or period	168,760,327	201,491,158
End of year or period	$165,756,846	$168,760,327
Undistributed (distributions in excess of) net investment income at end of year or period	$(321,523)	$212,463

See Accompanying Notes to Financial Statements

9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance															Ratios and Supplemental Data
			Income (loss) from investment operations				Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period		Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year of period (000’s)	Gross expenses prior to expense waiver(3)	Net expenses after expense waiver(3)(4)	Net investment income after expense waiver(3)(4)	Portfolio turnover rate
Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
02-28-15	13.34		0.27		0.77	1.04	0.35	—	0.93	1.28	13.10	11.89	8.84	6.53	165,757	1.40	1.40	1.99	28
02-28-14	15.93		0.35		(1.59)	(1.24)	1.35	—	—	1.35	13.34	12.37	(7.51)	(14.02)	168,760	1.47	1.47	2.44	64
02-28-13	16.51		0.29	•	0.63	0.92	0.55	—	0.95	1.50	15.93	15.89	6.32	2.04	201,491	1.42	1.42	1.90	130
02-29-12	18.16		0.38	•	(0.35)	0.03	0.98	—	0.70	1.68	16.51	17.16	0.63	0.92	207,419	1.49	1.49	2.35	123
02-28-11	17.02		0.33	•	2.54	2.87	1.73	—	—	1.73	18.16	18.82	17.31	14.64	225,975	1.42	1.42	1.86	112
02-28-10	11.34		0.32	•	7.30	7.62	0.34	—	1.60	1.94	17.02	18.05	69.95	100.78	208,611	1.41	1.41	1.98	31
02-28-09	22.99		0.64	•	(10.30)	(9.66)	0.64	—	1.35	1.99	11.34	10.18	(43.57)	(43.61)	138,220	1.45	1.45	3.61	55
03-30-07(5) - 02-29-08	23.83	(6)	0.72		0.13	0.85	0.77	0.92	—	1.69	22.99	20.65	3.61	(11.31)	281,759	1.42	1.40	3.11	121

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Commencement of operations.

(6)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and the offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015

NOTE 1 — ORGANIZATION

Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has retained Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. The Investment Adviser has engaged ING Investment Management Advisors B.V. (“IIMA”), a subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands, and Voya IM to serve as sub-advisers to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Effective April 7, 2015, IIMA will now be known as NNIP Advisors B.V. (“NNIP Advisors”).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The net asset value (“NAV”) per share of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent pricing service by brokers.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable

11

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including each Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-advisers, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the year ended February 28, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date.

12

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

13

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the sub-advisers. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of

14

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 28, 2015.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 28, 2015, the total value of written OTC call options subject to Master Agreements in a liability position was $615,671. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end. There were no credit events during the year ended February 28, 2015 that triggered any credit related contingent features.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 7 for the volume of written OTC call option activity during the year ended February 28, 2015.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the year ended February 28, 2015, excluding short-term securities, were $46,903,081 and $58,484,056, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. Prior to January 1, 2015, the advisory fee was 1.15%. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any

15

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2015, there were no preferred shares outstanding.

The Investment Adviser has entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.

The Investment Adviser has entered into sub-advisory agreements with IIMA and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, IIMA currently manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. However, in the future, the Investment Adviser may allocate the Fund’s assets to Voya IM for management, and may change the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

The Fund has entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for the Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets.

Please see Note 13 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)

with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.50% of average daily managed assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of February 28, 2015, there are no amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through March 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

16

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At February 28, 2015, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expense	Amount
Custody	$50,568

NOTE 8 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on equity indices were as follows:

	Number of Contracts	Premiums Received

Balance at 02/28/14	37,633,800	$628,138
Options Written	448,390,600	6,919,736
Options Expired	(224,200,500)	(2,299,365)
Options Terminated in Closing Purchase Transactions	(224,793,100)	(4,684,273)
Balance at 02/28/15	37,030,800	$564,236

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Market Discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Common Shares of the Fund will trade at a discount from their NAV is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Asia Pacific Regional and Country Risks. Investments in the Asia Pacific region are subject to special risks. The Asia Pacific region includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
2/28/2015	—	—	—	—
2/28/2014	1,800	1,800	28,199	28,199

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

17

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2014:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$415,010	$(415,010)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2015. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends was as follows:

Tax Year Ended December 31, 2014		Tax Year Ended December 31, 2013
Ordinary Income	Return of Capital	Ordinary Income
$4,386,120	$11,807,169	$17,078,220

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(55,459)	$(679,171)	$(9,779,828)	$(16,547,878)	2017
			(2,311,134)	None
			$(18,859,012)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of February 28, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

Investment Adviser:

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Advisers provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the

18

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 12 — RESTRUCTURING PLAN (continued)

Investment Adviser or current affiliated sub-advisers even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-advisers.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

Sub-Adviser:

IIMA is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which IIMA provides services to the Fund for which IIMA serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Fund in anticipation of the divestment. Shareholders of the Fund for which IIMA serves as a sub-adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund may not have another opportunity to vote on a new agreement with IIMA even if IIMA undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 28, 2015, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.320	3/16/2015	4/15/2015	4/6/2015

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

Name Change: Effective April 7, 2015, IIMA will now be known as NNIP Advisors B.V. (“NNIP Advisors”).

Combination of former Management Agreement and Administrative Agreement: On March 12, 2015, the Board approved a new Management Agreement that combines the former Management Agreement and Administrative Agreement under one combined Management Agreement with a single management fee, effective May 1, 2015. This single management fee does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided to the Fund.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

Voya Asia Pacific High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of February 28, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.0%
	Australia: 22.9%
69,388	Australia & New Zealand Banking Group Ltd.	$1,914,263	1.2
135,962	BHP Billiton Ltd.	3,570,773	2.2
210,210	Coca-Cola Amatil Ltd.	1,707,746	1.0
436,178	Goodman Group	2,123,492	1.3
683,541	Incitec Pivot Ltd.	2,172,000	1.3
382,675	Insurance Australia Group Ltd.	1,822,068	1.1
70,400	National Australia Bank Ltd.	2,082,949	1.3
1,098,531	Nine Entertainment Co. Holdings Ltd.	1,758,107	1.1
1,159,378	Novion Property Group	2,231,186	1.3
35,778	Rio Tinto Ltd.	1,796,589	1.1
1,208,873	Spark Infrastructure Group	2,021,682	1.2
543,187	Stockland	1,988,221	1.2
171,544	Suncorp Group Ltd	1,872,827	1.1
410,488	Toll Holdings Ltd.	2,862,196	1.7
279,034	Transurban Group	1,993,985	1.2
72,428	Westpac Banking Corp.	2,154,400	1.3
2,759,597	Other Securities	3,824,687	2.3
		37,897,171	22.9
	China: 23.4%
619,000	BOC Hong Kong Holdings Ltd.	2,182,027	1.3
4,288,000	China Communications Services Corp., Ltd.	1,968,029	1.2
3,384,960	China Construction Bank	2,814,350	1.7
491,000	China Life Insurance Co., Ltd.	2,109,633	1.3
164,500	China Mobile Ltd.	2,232,292	1.3
636,000	China Overseas Land & Investment Ltd.	1,939,687	1.2
2,163,800	China Petroleum & Chemical Corp.	1,811,240	1.1
2,992,000	China Resources Cement Holdings Ltd.	1,773,926	1.1
746,000	China Resources Power Holdings Co.	1,978,676	1.2
1,422,000	COSCO Pacific Ltd.	2,049,415	1.2
1,528,000	Guangdong Investment Ltd.	1,968,526	1.2
3,815,379	Industrial and Commercial Bank of China Ltd.	2,788,055	1.7
1,528,000	PetroChina Co., Ltd.	1,779,412	1.1
672,000	Shanghai Industrial Holdings Ltd.	2,036,292	1.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China (continued)
805,500		Shimao Property Holdings Ltd.	$1,710,648	1.0
1,572,000		Zhejiang Expressway Co., Ltd.	1,932,375	1.2
10,695,500		Other Securities	5,781,201	3.4
			38,855,784	23.4
		Hong Kong: 10.2%
556,482		AIA Group Ltd.	3,272,664	2.0
260,000		CLP Holdings Ltd.	2,338,925	1.4
701,000		Hang Lung Properties Ltd.	1,987,901	1.2
2,854,500	#	HK Electric Investments and HK Electric Investments Ltd.	1,933,348	1.2
4,884,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	2,468,886	1.5
519,500		MTR Corp.	2,409,920	1.4
319,100		Television Broadcasts Ltd.	2,043,752	1.2
13,570,000		Other Securities	454,974	0.3
			16,910,370	10.2
		India: 7.5%
546,910		Bank of Baroda	1,602,996	1.0
341,392		Coal India Ltd.	2,181,699	1.3
270,446		GAIL India Ltd.	1,782,837	1.1
424,685		ICICI Bank Ltd.	2,313,496	1.4
804,927		NTPC Ltd.	2,065,869	1.3
624,694		Other Securities	2,406,524	1.4
			12,353,421	7.5
		Indonesia: 1.9%
3,507,000		Indofood Sukses Makmur Tbk PT	2,004,525	1.2
885,500		Other Securities	1,156,423	0.7
			3,160,948	1.9
		Malaysia: 3.1%
995,400		IJM Corp. Bhd	1,985,845	1.2
646,900		Malayan Banking BHD	1,650,651	1.0
1,624,013		Other Securities	1,514,063	0.9
			5,150,559	3.1
		Singapore: 2.9%
1,331,000		CapitaMall Trust	2,061,369	1.2
1,301,000		First Resources Ltd.	1,757,904	1.1
58,000		Other Securities	981,010	0.6
			4,800,283	2.9
		South Korea: 11.2%
84,780		Hite Jinro Co. Ltd.	1,767,698	1.1
74,059		Hyundai Marine & Fire Insurance Co., Ltd.	1,839,181	1.1

See Accompanying Notes to Financial Statements

20

Voya Asia Pacific High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of February 28, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea (continued)
61,937		Kangwon Land, Inc.	$1,918,868	1.2
58,709		KB Financial Group, Inc.	2,090,044	1.3
59,640	@	KT Corp.	1,668,699	1.0
6,956		POSCO	1,694,602	1.0
3,186		Samsung Electronics Co., Ltd.	3,940,464	2.4
44,250		Shinhan Financial Group Co., Ltd.	1,762,700	1.0
19,033	@	SK Innovation Co. Ltd.	1,790,861	1.1
			18,473,117	11.2
		Taiwan: 10.8%
2,857,835		CTBC Financial Holding Co. Ltd.	1,898,009	1.2
121,827		MediaTek, Inc.	1,829,244	1.1
2,390,021		Mega Financial Holdings Co., Ltd.	1,895,705	1.1
714,000		Quanta Computer, Inc.	1,797,800	1.1
1,045,167		Taiwan Semiconductor Manufacturing Co., Ltd.	4,986,574	3.0
2,149,000		Other Securities	5,525,124	3.3
			17,932,456	10.8
		Thailand: 1.1%
175,900		PTT PCL-Foreign	1,863,501	1.1
		United Kingdom: 1.0%
188,800		HSBC Holdings PLC	1,691,472	1.0
		Total Common Stock (Cost $164,758,370)	159,089,082	96.0
PREFERRED STOCK: 2.2%
		South Korea: 2.2%
2,267		Samsung Electronics Co., Ltd.	2,167,606	1.3
14,644		Other Securities	1,498,053	0.9
		Total Preferred Stock (Cost $2,714,320)	3,665,659	2.2
		Total Investments in Securities (Cost $167,472,690)	$162,754,741	98.2
		Assets in Excess of Other Liabilities	3,002,105	1.8
		Net Assets	$165,756,846	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of February 28, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

Cost for federal income tax purposes is $167,543,232.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$15,038,538
Gross Unrealized Depreciation	(19,827,029)
Net Unrealized Depreciation	$(4,788,491)

Sector Diversification	Percentage of Net Assets
Financials	33.6%
Information Technology	12.2
Industrials	10.7
Utilities	8.6
Energy	7.9
Materials	7.6
Consumer Discretionary	6.0
Consumer Staples	5.4
Telecommunication Services	5.0
Health Care	1.2
Assets in Excess of Other Liabilities	1.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

21

Voya Asia Pacific High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of February 28, 2015 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$37,897,171	$—	$37,897,171
China	—	38,855,784	—	38,855,784
Hong Kong	—	16,910,370	—	16,910,370
India	—	12,353,421	—	12,353,421
Indonesia	—	3,160,948	—	3,160,948
Malaysia	1,514,063	3,636,496	—	5,150,559
Singapore	—	4,800,283	—	4,800,283
South Korea	—	18,473,117	—	18,473,117
Taiwan	—	17,932,456	—	17,932,456
Thailand	—	1,863,501	—	1,863,501
United Kingdom	—	1,691,472	—	1,691,472
Total Common Stock	1,514,063	157,575,019	—	159,089,082
Preferred Stock	—	3,665,659	—	3,665,659
Total Investments, at fair value	$1,514,063	$161,240,678	$—	$162,754,741
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(615,671)	$—	$(615,671)
Total Liabilities	$—	$(615,671)	$—	$(615,671)

(1)	For the year ended February 28, 2015 as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At February 28, 2015, securities valued at $1,850,527 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At February 28, 2015, the following over-the-counter written options were outstanding for Voya Asia Pacific High Dividend Equity Income Fund:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
3,500	Goldman Sachs & Co.	Call on S&P/ASX 200 Index	5,793.770 AUD	03/05/15	$235,175	$(370,944)
3,000	Merrill Lynch & Co., Inc.	Call on Hang Seng Index	24,681.440 HKD	03/05/15	160,860	(95,885)
37,000,000	Merrill Lynch & Co., Inc.	Call on Korea Stock Exchange KOSPI 200 Index	251.476 KRW	03/05/15	86,773	(44,265)
24,300	Societe Generale	Call on Taiwan Stock Exchange Weighted Index	9,501.570 TWD	03/05/15	81,428	(104,577)
Total Written OTC Options					$564,236	$(615,671)

See Accompanying Notes to Financial Statements

22

Voya Asia Pacific High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of February 28, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$615,671
Total Liability Derivatives		$615,671

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(3,093,773)
Total	$(3,093,773)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$1,320,297
Total	$1,320,297

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 28, 2015:

	Goldman Sachs & Co.	Merrill Lynch & Co., Inc.	Societe Generale	Totals
Liabilities:
Written options	$370,944	$140,150	$104,577	$615,671
Total Liabilities	$370,944	$140,150	$104,577	$615,671
Net OTC derivative instruments by counterparty, at fair value	$(370,944)	$(140,150)	$(104,577)	$(615,671)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(370,944)	$(140,150)	$(104,577)	$(615,671)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

23

Voya Asia Pacific High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of February 28, 2015 (continued)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2015:
% of Total Net Assets against which calls written	25.34%
Average Days to Expiration at time written	27 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$564,236
Value of calls	$(615,671)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

24

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the tax year ended December 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Asia Pacific High Dividend Equity Income Fund	NII	$0.3468
	ROC	$0.9332

NII - Net investment income

ROC - Return of capital

For the tax year ended December 31, 2014, 82.81% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the tax year ended December 31, 2014:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$420,047	$0.0332	95.25%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

25

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposals:

1	To elect four nominees to the Board of Trustees of each Fund.

2	To approve a new sub-advisory agreement between Voya Investments and IIMA with respect to Voya Asia Pacific High Dividend Equity Income Fund and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan.

An annual shareholder meeting of Voya Asia Pacific High Dividend Equity Income Fund was held July 2, 2014, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Asia Pacific High Dividend Equity Income Fund
J. Michael Earley**	1*	9,624,848.154	740,243.000	0.000	0.000	10,365,091.154
Patrick W. Kenny	1*	9,617,476.154	747,615.000	0.000	0.000	10,365,091.154
Roger B. Vincent	1*	9,626,376.154	738,715.000	0.000	0.000	10,365,091.154
Shaun P. Mathews	1*	7,182,837.154	3,182,254.000	0.000	0.000	10,365,091.154

*	Proposal Passed

**	Effective on December 31, 2014, J. Michael Earley retired as a Trustee.

A special meeting of shareholders of Voya Asia Pacific High Dividend Equity Income Fund was held February 10, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Asia Pacific High Dividend Equity Income Fund	2*	6,926,476.942	326,730.394	220,346.908	0.000	7,473,554.244

*	Proposal Passed

26

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	October 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	161	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014 - Present January 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	161	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	161	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	161	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	October 2007 - Present	Retired.	161	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 - Present	Retired.	161	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2007 - Present	Retired.	161	Assured Guaranty Ltd. (April 2004 - Present).

27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	161	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2007 - Present	Consultant (May 2001 - Present).	161	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2007 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	161	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

28

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	January 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2007 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	January 2007 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	January 2007 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	January 2007 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	January 2007 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2007 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2007 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	January 2007 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	January 2007 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	January 2007 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of the Fund, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Fund’s existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Fund, as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Advisors B.V. (“IIMA”) and Voya Investment Management Co. LLC (“Voya IM”), the sub-advisers to the Fund (together, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

To pursue the Fund’s investment objective, the Adviser may, at its discretion, allocate all or a portion of the Fund’s assets to each Sub-Adviser to manage, and may change the allocation of the Fund’s assets between the Sub-Advisers. At the September 12, 2014 meeting at which the Board made the determination to renew the Sub-Advisory Contracts with the Sub-Advisers, the Adviser had not allocated any Fund assets to Voya IM to manage on a day-to-day basis. In the future, the Adviser may allocate all or a portion of the Fund’s assets to Voya IM. Each Sub-Adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the portion of the Fund’s average daily net assets it manages.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the

31

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Voya funds, including the Fund, for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and IIMA and services that may be provided to the Fund in the future by Voya IM. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Advisers; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Fund’s Advisory Contract and Sub-Advisory Contracts); (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer; (10) a report by the Fund’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya IM. The Board further noted that the Separation Plan may result in the Adviser’s and Voya IM’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Fund. The

32

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Fund and the Adviser and the Sub-Advisers, including the Adviser’s and the Sub-Advisers’ ability during and after the separation to perform the same level of service to the Fund as the Adviser and the Sub-Advisers currently provide. The Board was advised that neither the Adviser nor the Sub-Advisers anticipated at that time that the Separation Plan would have a material adverse impact on the Fund or its operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and Voya IM’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

The Fund’s common shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to an analogous class of shares for each fund in its Selected Peer Group. The funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the Fund and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Voya funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Advisers). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Advisers’ investment process and to try to identify issues that may be relevant to the Sub-Advisers’ services to the Voya funds they manage, including the Fund, and/or their performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to its Selected Peer Group, to the Fund’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Fund and alerts the IRC to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya

33

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

funds, including the Sub-Advisers, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Fund’s) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the relevant IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya funds complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by the Adviser’s and IIMA’s personnel with codes of ethics. The Board considered reports from the Fund’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Fund’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Fund’s CCO in consultation with the Board’s Compliance Committee that guide the Fund’s CCO’s compliance oversight function.

The Board requested and considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and the Sub-Advisers, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and IIMA and services that may be provided to the Fund in the future by Voya IM are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and IIMA and services that may be provided to the Fund in the future by Voya IM were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014. The Board also considered at its September 12, 2014 meeting certain additional data regarding

34

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance and Fund asset levels for various additional periods ending after March 31, 2014.

The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for the one-year and three-year periods, matched the performance for the most recent calendar quarter and year-to-date periods, and underperformed for the five-year period; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the third quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that while the Fund does not have advisory fee or sub-advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differ materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund and other funds in the Voya funds complex first were organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to the Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Advisers for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Advisers, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Advisers are reasonable for the services that each performs or may perform in the future,

35

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

which were considered in light of the nature, extent and quality of the services that each has performed or may perform in the future and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established; and (2) Management’s representations regarding the reasonableness of the Fund’s management fee and expense ratio.

The Board considered information on revenues, costs and profits realized by the Adviser and IIMA, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to IIMA and may be payable to Voya IM in the future. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a fund-by-fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Advisers primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to IIMA and that may be payable to Voya IM in the future is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Fund enters into a new investment advisory contract with the Adviser, and the Adviser enters into new Sub-Advisory Contracts between the Adviser and the Sub-Advisers, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below.

36

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, the former parent company of the Adviser and Voya IM, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Adviser, Sub-Advisers, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc.

was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including Voya IM.

To pursue the Fund’s investment objective, the Adviser may, at its discretion, allocate all or a portion of the Fund’s assets to each Sub-Adviser to manage, and may change the allocation of the Fund’s assets between the Sub-Advisers. At the November 18, 2014 meeting at which the Board made the determination to approve the New Agreements, the Adviser had not allocated any Fund assets to Voya IM to manage on a day-to-day basis. In the future, the Adviser may allocate all or a portion of the Fund’s assets to Voya IM. Each Sub-Adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the portion of the Fund’s average daily net assets it manages.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and IIMA and services that may be provided to the Fund in the future by Voya IM under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12,

37

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and IIMA, and may be realized by Voya IM in the future, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided or may be provided in the future and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered that the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Advisers following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

38

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

39

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

Effective August 31, 2014, Edwin Cuppen was removed as a portfolio manager of the Fund.

The Fund was granted exemptive relief by the SEC (the “Order”), which under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market

(“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the

40

ADDITIONAL INFORMATION (Unaudited) (continued)

then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2015 DISTRIBUTIONS:

Declaration Date	Ex Date	Record Date	Payable Date
16-Mar-15	1-Apr-15	6-Apr-15	15-Apr-15
15-Jun-15	1-Jul-15	6-Jul-15	15-Jul-15
15-Sep-15	1-Oct-15	5-Oct-15	15-Oct-15
15-Dec-15	29-Dec-15	31-Dec-15	15-Jan-16

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IAE).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of Common Stock as of February 28, 2015 was 9, which does not include approximately 6,821 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 1, 2014 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

41

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-IAE (0215-042415)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, was $26,600 for the year ended February 28, 2015 and $26,600 for the year ended February 28, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $2,525 for the year ended February 28, 2015 and $2,400 for the year ended February 28, 2015.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning was $10,210 in the year ended February 28, 2015 and $9,870 in the year ended February 28, 2014. Such services include review of excise distribution calculations (if applicable), preparation of the Fund’s federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $387 for the year ended February 28, 2015 and $0 for the year ended February 28, 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.          Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.         Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.        Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.         Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.        Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.      Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.        Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:           January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended February 28, 2015 and February 28, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Asia Pacific High Dividend Equity Income Fund	$13,122	$12,826
Voya Investments, LLC (1)	$211,825	$345,500

(1)  Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2- 01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Peter S. Drotch. Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent.

b.	Not applicable.

Item 6.	Schedule of Investments

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Asia Pacific High Dividend Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Asia Pacific High Dividend Equity Income Fund, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the eight-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of February 28, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of Voya Asia Pacific High Dividend Equity Income Fund, as of February 28, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the eight-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 24, 2015

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2015 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.0%
	Australia: 22.9%
69,388	Australia & New Zealand Banking Group Ltd.	$1,914,263	1.2
135,962	BHP Billiton Ltd.	3,570,773	2.2
210,210	Coca-Cola Amatil Ltd.	1,707,746	1.0
436,178	Goodman Group	2,123,492	1.3
683,541	Incitec Pivot Ltd.	2,172,000	1.3
382,675	Insurance Australia Group Ltd.	1,822,068	1.1
854,614	Metcash Ltd.	1,047,316	0.6
70,400	National Australia Bank Ltd.	2,082,949	1.3
1,098,531	Nine Entertainment Co. Holdings Ltd.	1,758,107	1.1
1,159,378	Novion Property Group	2,231,186	1.3
35,778	Rio Tinto Ltd.	1,796,589	1.1
161,211	Santos Ltd.	996,354	0.6
1,591,369	Sigma Pharmaceuticals Ltd.	1,135,771	0.7
1,208,873	Spark Infrastructure Group	2,021,682	1.2
543,187	Stockland	1,988,221	1.2
171,544	Suncorp Group Ltd	1,872,827	1.1
410,488	Toll Holdings Ltd.	2,862,196	1.7
279,034	Transurban Group	1,993,985	1.2
152,403	Treasury Wine Estates Ltd.	645,246	0.4
72,428	Westpac Banking Corp.	2,154,400	1.3
		37,897,171	22.9

	China: 23.4%
619,000	BOC Hong Kong Holdings Ltd.	2,182,027	1.3
3,576,000	China BlueChemical Ltd.	1,438,456	0.9
4,288,000	China Communications Services Corp., Ltd.	1,968,029	1.2
3,384,960	China Construction Bank	2,814,350	1.7
491,000	China Life Insurance Co., Ltd.	2,109,633	1.3
164,500	China Mobile Ltd.	2,232,292	1.3
636,000	China Overseas Land & Investment Ltd.	1,939,687	1.2
2,163,800	China Petroleum & Chemical Corp.	1,811,240	1.1
2,992,000	China Resources Cement Holdings Ltd.	1,773,926	1.1
746,000	China Resources Power Holdings Co.	1,978,676	1.2
560,000	China Shineway Pharmaceutical Group Ltd.	853,566	0.5
1,422,000	COSCO Pacific Ltd.	2,049,415	1.2
1,528,000	Guangdong Investment Ltd.	1,968,526	1.2
1,580,000	Harbin Electric Co. Ltd.	1,077,322	0.6
3,815,379	Industrial and Commercial Bank of China Ltd.	2,788,055	1.7
836,000	Jiangsu Expressway Co. Ltd.	1,031,630	0.6
3,323,500	Parkson Retail Group Ltd.	715,838	0.4

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2015 (CONTINUED)

1,528,000		PetroChina Co., Ltd.	1,779,412	1.1
672,000		Shanghai Industrial Holdings Ltd.	2,036,292	1.2
805,500		Shimao Property Holdings Ltd.	1,710,648	1.0
820,000		Sinopec Engineering Group Co. Ltd.	664,389	0.4
1,572,000		Zhejiang Expressway Co., Ltd.	1,932,375	1.2
			38,855,784	23.4

		Hong Kong: 10.2%
556,482		AIA Group Ltd.	3,272,664	2.0
260,000		CLP Holdings Ltd.	2,338,925	1.4
13,570,000		Emperor Watch & Jewellery Ltd.	454,974	0.3
701,000		Hang Lung Properties Ltd.	1,987,901	1.2
2,854,500	#	HK Electric Investments and HK Electric Investments Ltd.	1,933,348	1.2
4,884,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	2,468,886	1.5
519,500		MTR Corp.	2,409,920	1.4
319,100		Television Broadcasts Ltd.	2,043,752	1.2
			16,910,370	10.2

		India: 7.5%
546,910		Bank of Baroda	1,602,996	1.0
341,392		Coal India Ltd.	2,181,699	1.3
270,446		GAIL India Ltd.	1,782,837	1.1
424,685		ICICI Bank Ltd.	2,313,496	1.4
804,927		NTPC Ltd.	2,065,869	1.2
283,349		Oil & Natural Gas Corp., Ltd.	1,488,830	0.9
341,345	@	Punjab National Bank	917,694	0.6
			12,353,421	7.5

		Indonesia: 1.9%
885,500		Indo Tambangraya Megah PT	1,156,423	0.7
3,507,000		Indofood Sukses Makmur Tbk PT	2,004,525	1.2
			3,160,948	1.9

		Malaysia: 3.1%
1,624,013		Berjaya Sports Toto BHD	1,514,063	0.9
995,400		IJM Corp. Bhd	1,985,845	1.2
646,900		Malayan Banking BHD	1,650,651	1.0
			5,150,559	3.1

		Singapore: 2.9%
1,331,000		CapitaMall Trust	2,061,369	1.2
1,301,000		First Resources Ltd.	1,757,904	1.1
58,000		United Overseas Bank Ltd.	981,010	0.6
			4,800,283	2.9

		South Korea: 11.2%
84,780		Hite Jinro Co. Ltd.	1,767,698	1.1
74,059		Hyundai Marine & Fire Insurance Co., Ltd.	1,839,181	1.1
61,937		Kangwon Land, Inc.	1,918,868	1.1
58,709		KB Financial Group, Inc.	2,090,044	1.3
59,640	@	KT Corp.	1,668,699	1.0

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2015 (CONTINUED)

6,956	POSCO	1,694,602	1.0
3,186	Samsung Electronics Co., Ltd.	3,940,464	2.4
44,250	Shinhan Financial Group Co., Ltd.	1,762,700	1.1
19,033	@ SK Innovation Co. Ltd.	1,790,861	1.1
		18,473,117	11.2

	Taiwan: 10.8%
432,000	Cheng Uei Precision Industry Co., Ltd.	774,545	0.5
2,857,835	CTBC Financial Holding Co. Ltd.	1,898,009	1.1
121,827	MediaTek, Inc.	1,829,244	1.1
2,390,021	Mega Financial Holdings Co., Ltd.	1,895,705	1.1
930,000	Powertech Technology, Inc.	1,587,031	1.0
714,000	Quanta Computer, Inc.	1,797,800	1.1
235,000	Radiant Opto-Electronics Corp.	770,848	0.5
1,045,167	Taiwan Semiconductor Manufacturing Co., Ltd.	4,986,574	3.0
166,000	TPK Holding Co. Ltd.	1,194,803	0.7
386,000	Zhen Ding Technology Holding Ltd.	1,197,897	0.7
		17,932,456	10.8

	Thailand: 1.1%
175,900	PTT PCL-Foreign	1,863,501	1.1

	United Kingdom: 1.0%
188,800	HSBC Holdings PLC	1,691,472	1.0

	Total Common Stock
	(Cost $164,758,370)	159,089,082	96.0

PREFERRED STOCK: 2.2%
	South Korea: 2.2%
4,238	Hyundai Motor Co.	422,471	0.3
10,406	Hyundai Motor Co.- Series 2	1,075,582	0.6
2,267	Samsung Electronics Co., Ltd.	2,167,606	1.3

	Total Preferred Stock
	(Cost $2,714,320)	3,665,659	2.2

	Total Investments in Securities (Cost $167,472,690)	$162,754,741	98.2
	Assets in Excess of Other Liabilities	3,002,105	1.8
	Net Assets	$165,756,846	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.

Cost for federal income tax purposes is $167,543,232.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$15,038,538
Gross Unrealized Depreciation	(19,827,029)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

DIRECTED SERVICES LLC

Effective Date: July 10, 2003

Revision Date: March 13, 2015

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Introduction

This document reflects the Proxy Voting Guidelines and Procedures (the “Guidelines,” the “Procedures” and collectively the “Guidelines and Procedures”) of the Voya funds (the “Funds”), and the Funds’ investment advisers, Voya Investments, LLC and Directed Services LLC (each referred to as the “Adviser” and collectively the “Advisers”). Please see www.voyainvestments.com for the list of funds to which the Guidelines apply.

The investment advisers to the Funds have a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in the Funds' beneficial owners’ best interests by maximizing the value of their shares over the long-term. The Fund’s investment advisers, in exercising their delegated authority, will abide by the Guidelines with regard to voting proxies.

The Guidelines summarize the Board’s (as defined below) positions on various issues of concern to investors, and give an indication of how Funds securities will be voted on proposals dealing with particular issues.

The Procedures summarize the processes established and abided by in order to effectively implement the Guidelines.

Delegation of Voting Authority

Boards of Directors/Trustees

The Boards of Directors/Trustees of the Voya funds (the “Board”) have developed these Guidelines and Procedures to ensure that proxies are voted in the Funds' beneficial owners’ best interests. The Board annually reviews and approves these Guidelines and Procedures, which may be amended only by the Board. Review of these Guidelines and Procedures are at the Board’s discretion, and it may make any revisions it deems appropriate. Non-material amendments to the Guidelines and Procedures may be approved for immediate implementation by the President or Chief Financial Officer of the Funds, subject to ratification at the next regularly scheduled Board’s Compliance Committee meeting.

Compliance Committee

The Board has delegated to its Compliance Committee the authority and responsibility to:

•	oversee the implementation of these Guidelines and Procedures
•	make determinations on behalf of the Board with respect to voting proxies on the Funds and Advisers’ behalf
•	review and recommend changes to the proxy voting policies and procedures of the Funds, the Advisers and the sub-advisers, as applicable

The Board considers any proxy voting determination made by the Compliance Committee or any of its members as the Guidelines permit to be a good faith determination. The Compliance Committee may rely on the Advisers through the Proxy Coordinator, Proxy Advisory Firm, and/or Proxy Group (as defined below) to manage the application of these Guidelines and Procedures. Finally, the Compliance Committee will conduct itself in accordance with its charter.

Advisers

Voya Investments, LLC and Directed Services LLC are the investment advisers for the Funds. Each Adviser has adopted the Guidelines and Procedures in connection with voting the portfolio securities for the Funds for which it serves as the Adviser.

The Board has delegated to the Advisers the authority and responsibility to vote all proxies with respect to all of the Funds’ portfolio securities in accordance with the Guidelines. The Board may revoke such delegation with respect to any proxy or proposal, and assume the

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 2

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

responsibility of voting any Fund proxy or proxies as they deem appropriate.

The Board may elect to delegate proxy voting to a sub-adviser of the Voya funds and also approve the sub-adviser’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Adviser-Voted Fund”). Sub-Adviser-Voted Funds are not covered under these Guidelines and Procedures, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by the Sub-Adviser’s proxy policies, provided that the Board has approved them on behalf of the Sub-Adviser-Voted Fund, and ratifies any subsequent changes at the next regularly scheduled Compliance Committee meeting.

Proxy Coordinator

As described below, the Voya Proxy Coordinator will vote proxies on behalf of the Funds and the Advisers in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

Advisers’ Roles and Responsibilities

Proxy Coordinator

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined below) and voting the Funds’ proxies in accordance with the Guidelines and Procedures on behalf of the Funds and the Advisers. The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Guidelines and Procedures. Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined below) or employees of the Advisers’ affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisers, the Funds’ principal underwriters, or an affiliated person of the Funds. The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Board has approved retaining an independent proxy voting service (the “Proxy Advisory Firm”) to assist the Advisers in voting the Funds’ proxies of publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Proxy Advisory Firm is Institutional Shareholder Services Inc., a subsidiary of Vestar Capital Partners.

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines, as well as to vote and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The Advisers have established a Proxy Group (the “Proxy Group”) that assists in the review of the Proxy Advisory Firm’s recommendations when a proxy voting issue is referred to the Proxy Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisers’ discretion.

Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers are each referred to herein as an

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 3

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

“Investment Professional” and collectively, “Investment Professionals”. The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of Voya Investment Management (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

As mentioned above, the Advisers have established the Proxy Group to assist in the review of the Proxy Advisory Firm’s recommendations.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via electronic mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	the relevant Guidelines and Procedures,
•	the recommendation of the Proxy Advisory Firm, if any,
•	the recommendation of the Investment Professional(s), if any,
•	other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

Vote Instruction

The vote of a simple majority of the voting members present will determine any matter

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 4

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

submitted to a vote. Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is considered to be materially conflicted, in which case no action will be taken on the matter (i.e., a “Non-Vote”).

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or if the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided the conflict of interest review process is followed.

Vote Determination and Execution

The Proxy Group receives and thoroughly reviews and evaluates the research and vote recommendations from the Proxy Advisory Firm prior to making a final voting decision. The Board does not consider the Proxy Advisory Firm’s recommendations to be the ultimate decision. The Board through the Proxy Group exercises its independent judgment when making a voting decision, and has developed these Guidelines to stipulate the final voting decision.

The Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Additionally, in all cases, unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisers, to vote in accordance with the Guidelines and Procedures.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

In cases when an Investment Professional submits a recommendation, the Investment Professional must disclose in writing any potential conflict of interest or state they do not have a conflict of interest.

Out-of-Guidelines Votes:

•	Votes Contrary to the Guidelines and Procedures
•	Proxy Advisory Firm Does not Provide a Recommendation and the Guidelines do not provide voting instruction
•	Proxy Advisory Firm’s Recommendation is Conflicted

A vote would be considered Out-of-Guidelines if the:

•	Proxy Group or an Investment Professional recommends that a Fund vote contrary to the

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 5

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Guidelines and/or the recommendation of the Proxy Advisory Firm.

•	Guidelines and Procedures provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter.
•	Proxy Advisory Firm’s recommendation on a matter is considered to be materially conflicted.

A vote will not be deemed to be Out-of-Guidelines if the Investment Professional’s recommendation is contrary to the Guidelines and/or the Proxy Advisory’s Firm recommendation, and the Guidelines stipulate that primary consideration will be given to input from the Investment Professional. Regardless, the Investment Professional must disclose in writing any potential conflict of interest or state they do not have a conflict of interest. If the Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will be referred to the Compliance Committee for review as described in the Conflict of Interest section below. The Proxy Group members will not be required to complete a Conflicts Report in connection with such votes, other than the conflict disclosure statement they are required to make prior to reviewing the proposal.

Routine Matters

Upon instruction, the Proxy Advisory Firm will submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals accompanied by its written analysis and vote recommendation to the Proxy Coordinator when the Guidelines indicate “case-by-case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisers to vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is considered to be materially conflicted, in which case no action will be taken on the matter (i.e., a “Non-Vote”).

Non-Votes: Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 6

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.
•	The Proxy Advisory Firm’s recommendation has been deemed to be conflicted.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

If Counsel considers the Proxy Advisory Firm’s recommendation to be materially conflicted on a matter, no action will be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as Counsel deemed appropriate with respect to the nature of the Proxy Advisory Firm’s material conflict.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisers, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

The Compliance Committee may consider all recommendations, analyses, research and Conflicts Reports the Proxy Coordinator provides and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Compliance Committee. The Compliance Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator uses best efforts to timely refer matters to the Compliance Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Compliance Committee, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of the Guidelines and Procedures is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analyses, research, or Conflicts Reports provided. The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Compliance Committee, as applicable, will receive the Proxy Group’s primary consideration in making a vote

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 7

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

determination.

As mentioned in the Reporting and Record Retention section below, the Compliance Committee will receive a report for proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not agreed to, or the proposal was referred to the Compliance Committee.

Conflicts of Interest

As a fiduciary, the Advisers always must act in the beneficial owners of the Funds’ best interests. Therefore, the Board of Directors, Advisers, Proxy Coordinator, Proxy Group, Investment Professionals and others supporting these Guidelines and Procedures strive to avoid even the appearance of a conflict that may compromise the trust of the Funds’ beneficial owners.

Conflicts of interest can arise in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisers or their affiliates.
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisers, or Director/ Trustee of the Board serves as a director or officer of the issuer; or,
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

A conflict of interest may exist when a relationship between the issuer and the party or parties reviewing the issuer could unduly influence a vote recommendation. Therefore, as previously described, the Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

In the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the Funds, the Proxy Group member will advise the Proxy Coordinator. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 8

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Firm, the Advisers, the Funds’ principal underwriters, affiliates of the Funds, members Proxy Group, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

If Counsel determines that a material conflict of interest does not appear to exist with respect a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group.

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist.

The Proxy Coordinator will refer the proposal to the Funds’ Compliance Committee for determination so that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy in a situation when such parties may have a conflict of interest.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	the applicable Guidelines and Procedures
•	the Proxy Advisory Firm recommendation
•	the Investment Professional(s)’s recommendation, if applicable
•	any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator within two business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 9

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers established and maintain procedures to ensure the Advisers are voting the Funds’ proxies in accordance with the Funds’ beneficial owners’ best interest and the Guidelines. Therefore, prior to engaging the services of any new proxy service and annually thereafter, the Proxy Coordinator, on behalf of the Advisers, will assess if the Proxy Advisory Firm:

•	is independent from the Advisers
•	has resources that indicate it can competently provide analysis of proxy issues
•	can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	has adequate compliance policies and procedures to:
o	ensure that its proxy voting recommendations are based on current and accurate information
o	identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 10

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Guidelines and Procedures.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya funds’ website. The proxy voting record for each Fund and each Sub-Adviser-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 11

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Adviser

The Adviser will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Adviser-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines,
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisers’ office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 12

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Exhibit 1 – Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC
Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC
Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds
Kristin Lynch	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of November 12, 2014

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 13

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

General Policies

In cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, the Funds’ policy is to vote in accordance with the recommendation provided by the Funds’ Proxy Advisory Firm.

Further, the Funds’ policy is to vote in accordance with the Proxy Advisory Firm’s recommendation when such recommendation aligns with the recommendation of the relevant company’s management or management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 14

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Reimburse Proxy Solicitation Expenses

Consider Shareholder proposals to reimburse proxy solicitation expenses on a CASE-BY-CASE basis; vote FOR if the Funds supports the associated director candidates.

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation. Support will be withheld from directors deemed responsible for governance shortfalls. If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Independence

Determination of Independence

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 15

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

The Fund will leverage the Proxy Advisory Firm’s standards with respect to determining director independence. These standards provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Although the Funds’ may agree with the Proxy Advisory Firm’s independence standards, such agreement shall not dictate that a Fund’s vote will be cast according to the Proxy Advisory Firm’s corresponding recommendation. Further, the application of Guidelines in connection with such standards will apply only when the director’s level of independence can be ascertained based on available disclosure. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

Board Independence

The Funds’ policy is that a board should be majority independent or meet the applicable independence requirements of the relevant listing exchange. Therefore, the Fund’s will consider non-independent directors standing for election on a Case-by-Case basis when the full board is not majority independent or does not meet the applicable independence requirements of the relevant listing exchange.

•	WITHHOLD support from the fewest non-independent directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated.

•	WITHHOLD support from all non-independent directors, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent directors standing for election.

•	Vote FOR non-independent directors in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent directors based on the qualifications and contributions of the director as well as the Funds’ voting precedent for assessing relative independence to management (e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company).

•	WITHHOLD support from non-independent director or bundled slates if the board’s independence cannot be ascertained due to inadequate disclosure.

•	WITHHOLD support from bundled slates which include non-independent directors and where the board’s independence does not meet the applicable independence requirements of the relevant listing exchange

Consider non-independent directors on a CASE-BY-CASE basis when the Proxy Advisory Firm has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, voting with Proxy Advisory Firm’s recommendation AGAINST such directors when few, if any, outside directors are present on the board AND:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls; and
•	The directors have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	Evidence exists regarding compliance or accounting shortfalls.

For companies in Japan, generally follow the Proxy Advisory Firm’s recommendations in furtherance of greater board independence and minority shareholder protections, including to WITHHOLD support from:

At all companies:

•	The top executive(s) if the board does not include at least one outside director.

At companies with controlling shareholders:

•	The top executive(s) if the board does not include at least two independent directors.

At companies with a three-committee structure:

•	Non-independent outside directors if the board is not majority independent.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 16

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

•	Non-independent directors serving on the nominating committee if the board does not include at least two independent directors.

However, vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency; i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

For companies in Italy presenting multiple slates of directors (voto di lista), WITHHOLD support from all slates until director names are disclosed, and upon disclosure, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, including:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	Simultaneous reappointment of retiring directors (e.g., South Africa);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates, except that:

•	An unqualified candidate will not be supported simply to effect a “protest vote”;
•	A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; and
•	Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Key Committee Independence

WITHHOLD support from non-independent directors if:

•	They sit on the audit or remuneration (compensation) committee,
•	The full board serves as the audit or remuneration (compensation) committee, or
•	The company does not have an audit or remuneration (compensation) committee.

WITHHOLD support from audit or remuneration (compensation) committee slates that include non-independent directors in the election.

Vote FOR non-independent directors who sit on the nominating committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR nominating committee slates that include non-independent directors in the election.

Vote FOR non-independent directors if the full board serves as the nominating committee OR has not created the committee, provided that the company is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Consider on a CASE-BY-CASE basis the non-independent directors if the company is not in compliance with all required provisions of the listing exchange.

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

Director Independence

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 17

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Majority Independent Board

Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Increase Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence of the nominating committee be greater than that required by the listing exchange.

Board Composition

Attendance

WITHHOLD support from a director who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences.

Vote FOR in connection with attendance issues for directors who have served on the board for less than the two most recent years.

WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year. Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Chairman / CEO

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited. Consider such circumstances on a CASE-BY-CASE basis.

Board Accountability

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee. Therefore support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

The Funds generally will lodge disagreement with a company’s compensation policies or practices by withholding support from the relevant proposal rather than from the compensation committee members. However, where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (“say on pay”), and practices not supported under these Guidelines (provisions under Section 2. Compensation) have been identified, the Funds will align with the Proxy Advisory Firm when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Companies receiving negative recommendations on both

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 18

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

compensation committee members and say on pay (or shareholders have not been provided with a say on pay) regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

•	Say on pay responsiveness. Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in the following:
o	If the most recent say on pay vote received majority opposition and the company has not demonstrated an adequate level of responsiveness, WITHHOLD support from the compensation committee chair.
o	If the most recent say on pay vote passed but received significant opposition, vote FOR the compensation committee members if a Fund voted FOR that say on pay or did not have voting rights on that proposal. If a Fund voted AGAINST the say on pay and the company has not demonstrated an adequate level of responsiveness, vote WITHHOLD support from the compensation committee chair.
o	If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•	Say on frequency. If the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, WITHHOLD support from the compensation committee chair. If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•	Tenure. Vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

•	Repricing. If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, WITHHOLD support from such directors. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

•	Burn Rate Commitment. If burn rate commitment issues are raised, consider compensation committee members on a CASE-BY-CASE basis, taking into account factors such as burn rate history and issuer’s rationale and disclosure.

•	Other. If the Proxy Advisory Firm has raised other considerations regarding poor compensation practices, consider compensation committee members on a Case-by-Case basis.

For all other markets, consider remuneration committee members on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends withholding support from directors in connection with remuneration practices not otherwise supported by these Guidelines (provisions under Section 2. Compensation), including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 19

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

majority of the time period relevant to the concerns cited.

Consider the company’s CEO and CFO, if nominated as directors, and audit committee members on a CASE-BY-CASE basis if poor accounting practice concerns are raised. Vote FOR if the company has not yet had a full year to remediate the concerns since the time they were identified or if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

WITHHOLD support from audit committee members if the company has failed to disclose auditors’ fees broken down by category.

WITHHOLD support from the relevant proposal (provisions under Section 3. Auditor Ratification) rather than from the audit committee members if there are concerns regarding a company’s non-audit fees.

Problematic Actions

When the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, consider on a CASE-BY-CASE basis, factoring in the merits of the director’s performance, rationale, and disclosure provided.

If the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on another board, vote FOR the director if the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

When the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Consider directors for whom scandals or internal controls concerns have been raised on a CASE-BY-CASE basis, supporting the directors or slates of directors unless:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the director is being considered;
•	Culpability can be attributed to the director (e.g., director manages or audits the relevant function); and
•	The director has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Anti-Takeover Measures

Consider on a CASE-BY-CASE basis any director responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill. WITHHOLD support from the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any directors where the company has failed to opt out of a state law requiring companies to implement a staggered board structure. WITHHOLD support from the board chair, or if not standing for election, lead director. If neither is standing for election, WITHHOLD support from all continuing directors when the company:

•	Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns); and
•	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or
•	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Performance Test for Directors

Consider directors failing the Proxy Advisory Firm’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. WITHHOLD support from the board

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 20

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

chair, or if not standing for election, lead director. If neither is standing for election, WITHHOLD support from all continuing directors in cases where the directors have received a negative recommendation due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the company:

•	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or
•	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Sustained poor stock performance combined with other takeover defenses/ entrenchment devices will be considered on a CASE-BY-CASE basis.

Board Responsiveness

Consider on a CASE-BY-CASE basis any director where the company has failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue. WITHHOLD support from the board chair, or, if not standing for election, from all continuing directors, if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

If the board has not acted upon a director not receiving shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis. Vote FOR directors when:

•	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
•	The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

If the above provisions have not been satisfied, WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider other directors on a CASE-BY-CASE basis.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle). Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance concerns have been identified.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 21

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Board Size (International)

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard will be considered on a CASE-BY-CASE basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the company claims an exemption of the listing exchange (e.g., committee functions are served by a majority of independent directors).

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay and AGAINST those seeking a less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 22

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•	Single Trigger Equity Provisions
•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting period is too short
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit repricing, replacement, buy back, or exchange options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
•	Retesting in connection with achievement of performance hurdles.
•	Compensation structures that unreasonably insulate pay from performance conditions.
•	Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.
•	Named executives officers have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	Long-Term Incentive Plans that are inadequately aligned with shareholders because the performance period being measured within the vesting cycle is too short.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., overly cash-based plans).
•	For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Equity-Based and Other Incentive Plans

Equity Compensation

Votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis. If the Proxy Advisory Firm issues a negative recommendation and one of the reasons provided below is found to be true for the plan or issuance in question, vote AGAINST the plan or issuance:

Plan Cost

•	Vote AGAINST if the plan exceeds recommended cost (U.S. or Canada).
•	Vote AGAINST if a cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

Dilution

Vote AGAINST if the plan exceeds recommended burn rates and/or dilution limits, including cases in

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 23

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

which dilution cannot be fully assessed (e.g., due to inadequate disclosure).

Repricing or Replacement of Options

•	Vote AGAINST plans that:
o	Permit repricing of stock options, or any form or alternative to repricing, without shareholder approval,
o	Include provisions that permit repricing, replacement, or exchange transactions that do not meet recommended criteria, or
o	Give the board sole discretion to approve option repricing, replacement, or exchange programs.

•	Consider on a CASE-BY-CASE basis specific proposals to reprice options.

Discounts

Vote AGAINST if there are deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.

Vesting or Performance Periods

Vote AGAINST if the plan includes vesting or performance periods that do not meet recommended standards.

Vesting upon Change in Control

Vote AGAINST if the plan provides for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal.

Retesting

Vote AGAINST if the plan provides for retesting in connection with achievement of performance hurdles.

Misalignment between CEO Pay and Performance

Vote AGAINST if the proposed awards further misaligns the CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

Plans Administered by Potential Grant Recipients

Vote AGAINST.

Awards to Outside Directors

Vote AGAINST if the plan provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.

Financial Assistance/Loans to Participants

Vote AGAINST if the plan permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.

Long-Term Incentive Plans

Vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component.

•	In cases where executives already hold significant equity positions, these proposals will be reviewed on a CASE-BY-CASE basis.

Overly Liberal Change in Control Definition

Vote AGAINST. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)

Inadequate Performance or Vesting Criteria

These proposals will be reviewed on a CASE-BY-CASE basis.

Post-Employment Vesting or Exercise of Options

Vote AGAINST if deemed inappropriate.

Eliminate Existing Shareholder Approval Requirements for Material Plan Changes

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 24

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote AGAINST, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

Material Amendments to Plans

Vote AGAINST if the plan allows plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Contract or Notice Periods or Severance/Termination Payments

Vote AGAINST if the plan provides for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan that does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria.

Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Capital Issuances in Support of Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

OBRA-Related Compensation Proposals

Plans Intended to Qualify for Favorable Tax Treatment under Section 162(m) of OBRA

Vote AGAINST if a potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Vote FOR plans in cases where the only concern cited is lack of board independence, provided that the board meets the independence requirements of the relevant listing exchange. Consider other concerns CASE-BY-CASE.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features to Comply with Section 162(m) of OBRA

Vote FOR.

Amendments to Add Performance-Based Goals to Comply with Section 162(m) of OBRA

Vote FOR, unless the amendments are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Consider on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans to Exempt the Compensation from Taxes under Section 162(m) of OBRA

Vote FOR, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation. However, consider on a CASE-BY-CASE basis when broader compensation concerns exist.

Implement 401(k) Employee Benefit Plans for Employees

Vote FOR.

Director Compensation

Non-Executive Director Cash Compensation

Factor in the merits of the rationale and disclosure provided. Vote FOR if the amount is not excessive, there is no evidence of abuse, the recipient’s overall compensation appears reasonable, the administrating committee meets exchange or market standards for independence, and other significant

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 25

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

market standards are met. Otherwise, consider on a CASE-BY-CASE basis.

Non-Executive Director Equity Compensation

Consider on a CASE-BY-CASE basis.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and against if any payments are for outsiders. Otherwise, consider on a CASE-BY-CASE basis.

Bonus Payments – Scandals

Vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee, unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, Including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Single Trigger Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Compensation-Related Shareholder Proposals

Double Triggers

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Executive and Director Compensation

Unless evidence exists of abuse in historical compensation practices, vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Parachute Arrangements for Shareholder Ratification

Vote FOR (with “parachutes” defined as compensation arrangements related to termination that specify change in control events). Vote CASE-BY-CASE if the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 26

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Auditor Ratification

Except in cases of poor accounting practices or fees for non-audit services exceed 50 percent of total auditor fees, vote FOR management proposals to ratify auditors.

In the U.S. and Canada, vote FOR; however, consider on a CASE-BY-CASE basis if the Proxy Advisory Firm cites poor accounting practices including:

•	Total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees (i.e., non-audit services exceed 50 percent of total auditor fees). For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) shall be excluded.
•	The company has failed to disclose the auditors’ fees broken down by category.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

For all other markets, follow the Proxy Advisory Firm’s standards.

Consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence;
•	Fees for non-audit services exceed 50 percent of total auditor fees and the company has not provided adequate rationale regarding the non-audit fees.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Remuneration of Auditors

Vote FOR, unless there is evidence of excessive compensation relative to the size and nature of the company.

Auditor Independence

Consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Consider on a CASE-BY-CASE basis bundled slates of directors.

Consider on a CASE-BY-CASE basis cases where multiple slates of statutory auditors are presented.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Statutory Auditors Remuneration

Vote FOR as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Amendments to Corporate Documents

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 27

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Except to align with legislative or regulatory changes or when support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s), vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by:

•	Adding restrictive provisions;
•	Removing provisions or moving them to portions of the charter not requiring shareholder approval; or
•	In corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.

This policy would also apply to proposals seeking to amend or approve corporate agreements that the Proxy Advisory Firm recommends AGAINST because a similar reduction in shareholder rights is requested.

Vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Article and Bylaw Amendments

Consider on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Vote FOR the proposal if:

•	The change or policy is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Proxy Advisory Firm otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the company’s securities when the relevant Fund does not hold the affected security type;
•	Notice or disclosure requirements are reasonable; or
•	The company is required to do so by law (if applicable).

Vote AGAINST the proposal if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Proxy Advisory Firm;
•	Restrict shareholders’ ability to vote on directors;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•	It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines.
•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 28

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard. (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if:

•	The company is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

Proposals may be supported irrespective of classification if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Consider on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Proxy Advisory Firm’s standards.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•	Shareholders have approved adoption of the plan;
•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 29

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board, factoring in considerations such as whether significant or multiple corporate governance concerns have been identified.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis. Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Shareholder Ability to Call Special Meetings

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 30

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements.

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements in order to protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Unequal Voting Rights

Vote AGAINST dual-class exchange offers and dual-class recapitalizations.

White Squire Placements

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).
•	Nonspecific proposals authorizing excessive discretion to a board.

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures unless supported by the Proxy Advisory Firm (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if:

•	Bundled with favorable proposal(s);
•	Approval of such proposal(s) is a condition of such favorable proposal(s); or
•	Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 31

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances (International)

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Vote AGAINST requests to reissue repurchased shares unless a related general issuance request is supported.

Voting decisions to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, shall be based on the following, as identified by the Proxy Advisory Firm:

•	Their amount relative to currently issued capital;
•	Appropriate volume and duration parameters; and
•	Market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).

Vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Proxy Advisory Firm with respect to:

•	Inadequate disclosure;
•	Inadequate restrictions on discounts;
•	Failure to meet the Proxy Advisory Firm’s standards for general issuance requests; or
•	Authority to refresh share issuance amounts without prior shareholder approval.

Vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital (International)

Unless otherwise provided for herein, voting decisions should be based on the Proxy Advisory Firm’s approach, as follows.

Vote FOR:

•	Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
•	Specific proposals to increase authorized capital, unless:
o	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
o	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations or the proposal allows the board excessive discretion.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 32

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Consider proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis. This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s proprietary model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Consider on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 33

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple dividend proposals are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Consider on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such requests.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 34

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes on mergers and acquisitions will be reviewed a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals should be considered on a CASE-BY-CASE basis. Such proposals include, but are not limited to:

•	Demergers
•	Minority squeezeouts
•	Leveraged buyouts
•	Spinoffs
•	Liquidations
•	Dispositions
•	Divestitures
•	Asset sales

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Consider related party transactions on a CASE-BY-CASE basis.

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues. Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;
•	Effectively managing risk, and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions;
•	Duplicate policies already substantially in place; or
•	Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE. If it appears that both:

(1)	The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and
(2)	The issue is material to the company.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 35

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Vote FOR routine management proposals unless the Proxy Advisory Firm recommends voting AGAINST, prompting a CASE-BY-CASE consideration.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business, unless the company has provided adequate disclosure regarding the matters to be raised under Other Business. Consider such instances CASE-BY-CASE.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•	Vote FOR when the primary proposal is also supported.
•	If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 36

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without or Without Shareholder Approval

Vote FOR these proposals.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors
•	Converting Closed-end Fund to Open-end Fund
•	Proxy Contests
•	Investment Advisory Agreements
•	Preferred Stock Proposals
•	1940 Act Policies
•	Changing a Fundamental Restriction to a Non-fundamental Restriction
•	Change Fundamental Investment Objective to Non-fundamental
•	Name Rule Proposals
•	Disposition of Assets/Termination/Liquidation
•	Changes to the Charter Document
•	Changing the Domicile of a Fund
•	Change in Fund’s Sub-classification
•	Distribution Agreements
•	Mergers
•	Reimburse Shareholder for Expenses Incurred
•	Terminate the Investment Adviser
•	Majority Voting Proposals.

Effective Date: July 10, 2003 Revision Date: March 13, 2015	Page | 37

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. Set forth below is information regarding the members of the investment team that are primarily responsible for the management of the Fund’s portfolio. The team consists of investment professionals with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund’s portfolio from the inception of the Fund.

Manu Vandenbulck is a Senior Investment Manager within IIMA’s value team at Voya Investment Management. Previously, Manu was senior manager of equities and balanced portfolios at IIMA. Prior to joining the firm, he was a private equity analyst for FLV Fund (Technology). He began his career as a fixed income manager. He has a degree in economics from the University of Antwerp, is a Certified European Financial Analyst, and has 15 years of investment experience.

Robert Davis is a Senior Portfolio Manager within the Voya Equity Value Boutique focusing on the team's Emerging Market High Dividend strategy. Previously, Mr. Davis was within the Voya Global Research Team specializing in the Telecommunications sector. Mr. Davis’ telecom experience began in 1997 when he joined Orange in London, carrying out investor relations and corporate finance roles. In 2000 he moved to Lehman Brothers’ European Telecoms Equity Research team and became Executive Director running its Wireless sector coverage. In 2007 Mr. Davis joined boutique broker Bryan Garnier to head its European Telecoms research, leaving in 2011 for the firm. He has a degree in Business Studies (Finance Specialism) from Brighton Business School and is a Fellow of the Chartered Institute of Management Accountants (FCMA). Mr. Davis has 20 years of investment experience.

Nicolas Simar is the head of the IIMA’s value team at Voya Investment Management. Nicolas is responsible for all strategies within IIMA’s equity value boutique. He has managed the euro high dividend strategy on the value team since its inception in April 1999. Nicolas started his career at the Banque Bruxelles Lambert (bought by the firm) as investment manager of fixed income. Nicolas holds a degree in civil engineering from the Université Catholique de Louvain and a degree in business administration from the Institut Français du Pétrole, Paris. He has 16 years of investment experience.

Willem van Dommelen is head of the investment managers’ team of the systematic beta column in the structured investment strategy department at Voya Investment Management. Previously, Willem was a senior investment manager on the firms structured investments department, responsible for the management of a broad range of structured mutual funds and the advice and implementation of hedging activities for firm affiliates. Willem began his career as a portfolio manager at Voya Investment Management, where he advised and serviced around 80 institutional clients. Willem obtained his master’s degree in economics from Tilburg University, specializing in accountancy and investment theory. He holds a RBA degree (registered investment analyst).

(a)(2)(i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2015, unless otherwise indicated.

Trusts, Sep Accts and Stable
Value Other Pooled
		Mutual Funds	Investment Vehicles and
Voya Asia Pacific		Registered Investment Companies	Alternative	Other Accounts, NNIP Managed
High Dividend		Number of Accts /	Number of Accts /	Number of Accts /
Equity Income		Total Assets	Total Assets	Total Assets
Fund (IAE)	Portfolio Manager	(rounded to nearest million)	(rounded to nearest million)	(rounded to nearest million)
	Manu Vandenbulck	4 accounts/$481 million	4 accounts/$1,008 million	0/0
	Robert Davis	4 accounts/$481 million	3 account/$479 million	0/0
	Nicholas Simar	6 accounts/$1,492 million	1 account/$1,138 million	0/0
	Willem van Dommelen	5 accounts/$1,639 million	4 accounts/$469 million	0/0

(a) (2) (iv) Conflicts of Interest

NNIP investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts, including proprietary accounts, separate accounts, and other pooled investment vehtcles. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. NNIP has adopted compliance procedures which are reasonably designed to address these types of conflicts.

(a) (3) Compensation

Within NNIP, the portfolio managers’ compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus will be subject to a claw back clause. In so doing, we aim to achieve a longer-term orientation of our investment managers and better align the program with the interest of our customers. In addition, the portfolio managers may be offered long-term equity awards, such as stock and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the NNIP annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. NNIP has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall NNIP scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall NNIP performance and 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2015, including investments by their immediate family members and amounts invested through retirement and deferred compensations plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Manu Vandenbulck	None
Robert Davis	None
Nicholas Simar	None
Edwin Cuppen	None
Willem van Dommelen	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
MARCH 1-31, 2009	54,541	$9.64	54,541	1,170,459
APRIL 1-30, 2009	0	—	0	1,170,459
MAY 1-31, 2009	0	—	0	1,170,459
JUNE 1-30, 2009	0	—	0	1,170,459
JULY 1-31, 2009	0	—	0	1,170,459
AUGUST 1-31, 2009	0	—	0	1,170,459
SEPTEMBER 1-30, 2009	0	—	0	1,170,459
OCTOBER 1-31, 2009	0	—	0	1,170,459
NOVEMBER 1-30, 2009	0	—	0	1,170,459
DECEMBER 1-31, 2009	0	—	0	1,170,459
JANUARY 1-31, 2010**	n/a	n/a	n/a	n/a
FEBRUARY 1-28, 2010**	n/a	n/a	n/a	n/a
TOTAL	54,541

*	The Registrant’s repurchase program, which authorized the repurchase of 1,225,000 shares, was announced on December 5, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
**	The repurchase program expired on December 31, 2009

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.
(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Asia Pacific High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 6, 2015